AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
THE VARIABLE ANNUITY
VARIABLE ANNUITY CONTRACTS

AIG LIFE INSURANCE COMPANY
SEPARATE ACCOUNT I
THE VARIABLE ANNUITY
VARIABLE ANNUITY CONTRACTS

SUPPLEMENT DATED MARCH 19, 2009
TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED

          American International Life Assurance Company of New York and AIG Life Insurance Company (hereinafter referred to collectively as the "Companies") are amending their respective variable annuity contract prospectuses (the "Contracts") for the purpose of providing you with information regarding the proposed reorganization of the Delaware VIP Trust ("Delaware Trust") Balanced Series ("Balanced Series") with and into the Lincoln Variable Insurance Products Trust ("Lincoln Trust") Delaware Foundation Moderate Allocation Fund ("Foundation Fund") (the "Reorganization").

          The Companies have received notification that the Boards of Trustees of the Delaware Trust and the Lincoln Trust have approved the proposed reorganization transaction.  The Reorganization is subject to approval by shareholders at a meeting expected to be held on or about May 18, 2009.  The Reorganization, if approved by the shareholders of the Balanced Series, is expected to close in May 2009 ("Closing Date").

          On the Closing Date, the Foundation Fund will become available as an investment option under the Contracts.

          After 4:00 p.m. Eastern Time ("ET") on the Closing Date, all Contract owner Accumulation Unit values in the subaccount supported by the Balanced Series investment option will be automatically transferred into the Lincoln Trust Foundation Fund investment option.  Only the underlying Series will change, not the investment option itself.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations (as applicable) into or out of the Balanced Series after 4:00 p.m. ET on the business day prior to the Closing Date, such transaction will be held until after 4:00 p.m. ET on the Closing Date, when we will execute such transaction.  Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          Should you have any questions, you may contact our Variable Annuity Service Center between the hours of 8:45 a.m. and 7:00 p.m. ET, Monday through Friday, at 1-800-255-8402.